UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 13, 2018

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On September 13, 2018, Genworth Financial, Inc. (the “Company” or “Genworth”) issued a press release announcing that its Board of Directors set December 13, 2018 as the date of the 2018 annual meeting of stockholders of the Company (the “2018 Annual Meeting”) that will be held if the previously announced merger transaction contemplated under the Agreement and Plan of Merger (the “Merger Agreement”), dated October 21, 2016, by and among the Company, Asia Pacific Global Capital Co., Ltd., a limited liability company incorporated in the People’s Republic of China (“Parent”) and a subsidiary of China Oceanwide Holdings Group Co., Ltd. (“Oceanwide”), and Asia Pacific Global Capital USA Corporation, a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Merger Sub”), is not completed by such date. If held, the 2018 Annual Meeting will be at 9:00 a.m. local time at The Westin Richmond, 6631 West Broad Street, Richmond, Virginia 23230. Holders of record of the Company’s Class A common stock on October 19, 2018 will be entitled to notice of, and to vote at, the 2018 Annual Meeting.

On August 14, 2018, the Company, Parent and Merger Sub entered into a Sixth Waiver and Agreement pursuant to which the Company and Parent each agreed to waive until December 1, 2018 its right to terminate the Merger Agreement and abandon the merger transaction contemplated thereby in accordance with the terms of the Merger Agreement due to a failure of the merger transaction to have been consummated on or before August 15, 2018. Genworth and Oceanwide remain committed to satisfying the closing conditions under the Merger Agreement and target closing the merger during the fourth quarter of 2018, subject to the receipt of required regulatory approvals in the U.S., China and other international jurisdictions and other closing conditions. The 2018 Annual Meeting has been scheduled in order to ensure that the Company remains in compliance with the listing standards of the New York Stock Exchange, which require each listed issuer to hold an annual meeting of stockholders no later than one year after the end of the issuer’s most recently completed fiscal year in the event that the merger transaction is not completed prior to December 31, 2018 and the Company continues to be a listed issuer on the New York Stock Exchange at that time. In the event the proposed merger is completed by December 13, 2018, the 2018 Annual Meeting will not be held.

Because the date of the 2018 Annual Meeting is later than the anticipated date for this meeting that was disclosed in Genworth’s proxy statement for its 2017 Annual Meeting of stockholders, the Company has set a new deadline for the receipt of stockholder proposals submitted under Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company’s proxy materials for the 2018 Annual Meeting. To be considered for inclusion, such proposals must be received in writing by Genworth before the close of business on October 9, 2018. Stockholder proposals must also comply with the applicable requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of proposals in a public company’s proxy materials. The deadline to determine whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act is also October 9, 2018.

In addition, Genworth’s bylaws establish an advance notice procedure with regard to director nominations and other business proposals stockholders intend to be presented at the 2018 Annual Meeting outside of Rule 14a-8 of the Exchange Act. For these nominations or other business proposals to be properly brought before the meeting by a stockholder, the stockholder must deliver written notice to Genworth not later than the close of business on September 23, 2018. Such nominations and other business proposals must comply with all requirements set forth in the Company’s bylaws.

All notices of intention to present director nominations or other business proposals at the 2018 Annual Meeting, whether or not intended to be included in Genworth’s proxy materials, should be addressed to: Corporate Secretary, Genworth Financial, Inc., 6620 West Broad Street, Richmond, Virginia 23230.

A copy of the press release announcing the date of the 2018 Annual Meeting and the deadline for stockholder nominations and proposals is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company, dated September 13, 2018

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the parties’ inability to obtain regulatory approvals, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to December 1, 2018 (and either or both of the parties may not be willing to further waive their end date termination rights beyond December 1, 2018) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals (including those conditions that either or both of the parties may be unwilling to accept); (iii) the risk that the parties will not be able to obtain other regulatory approvals, including in connection with the parties’ intent to seek approval of the Oceanwide transaction with no unstacking or in connection with the current geo-political environment; (iv) the parties’ inability to obtain any necessary regulatory approvals for the post-closing capital plan; (v) the risk that a condition to closing of the transaction may not be satisfied; (vi) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (vii) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (viii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (ix) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (x) continued availability of capital and financing to Genworth before the consummation of the transaction; (xi) further rating agency actions and downgrades in Genworth’s financial strength ratings; (xii) changes in applicable laws or regulations; (xiii) Genworth’s ability to recognize the anticipated benefits of the transaction; (xiv) the amount of the costs, fees, expenses and other charges related to the transaction; (xv) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xvi) the impact of changes in interest rates and political instability; and (xvii) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 28, 2018. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: September 13, 2018	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel